Loans receivable, net (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Subtotal	$ 21,702	$ 14,622
Provision for loan losses (Note 20)	(2,023)	(2,072)
Total loans, net	19,679	12,550
Less: classified as non-current loans receivable, net	(12,484)	(4,170)
Total current loans receivable, net	7,195	8,380
Personal Loans
Subtotal	7,099	7,622
Corporate Loans
Subtotal	$ 14,603	$ 7,000